United States

Securities And Exchange Commission

Washington, DC 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2012

EasyLink Services International Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34446	13-3645702
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or organization)

6025 The Corners Parkway, Suite 100

Norcross, Georgia 30092

(Address of Principal Executive Offices)

(Zip Code)

(678) 533-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On January 23, 2012, in contemplation of the departure of a managing director of Burnham Assets Management Corp. (together with its affiliates, “Burnham”) to join Concept Capital Holdings, LLC (together with its affiliates, “Concept Capital”), the Board of Directors (“Board”) of EasyLink Services International Corporation (“Company”) made the determination to allow the transfer to Concept Capital of the designation of “Exempted Person”, as such term is defined in the Stockholders’ Rights Agreement by and between the Company and American Stock Transfer and Trust Company, LLC, as rights agent, dated as of August 25, 2009 (the “Rights Agreement”), which the Company had previously granted to Burnham, and to deem Concept Capital an Exempted Person for purposes of the Rights Agreement.

Therefore, on January 26, 2012 the Company and Burnham mutually agreed to terminate their letter agreement, dated November 4, 2010, which had been entered into at the time the Company granted the Exempted Person designation to Burnham and had permitted Burnham, subject to the terms of the Rights Agreement, to increase its “Beneficial Ownership” of “Corporation Securities” (as such terms are defined in the Rights Agreement) to up to 9.9% of the outstanding Corporation Securities without triggering the Rights Agreement.

Also on January 26, 2012, the Company entered into a letter agreement (the “Agreement”) with Concept Capital, in anticipation of the transfer by Burnham of the management of certain securities of the Company of which Burnham is the beneficial owner (the “Relevant Securities”) to Concept Capital, in connection with the employment of the managing director by Concept Capital. Pursuant to the terms of the Agreement, prior to the termination of the Rights Agreement, Concept Capital (together with its “Affiliates” and “Associates” as such terms are defined in the Rights Agreement) shall not increase its Beneficial Ownership of Corporation Securities to an aggregate amount in excess of the lesser of the aggregate number of Corporation Securities being transferred to Concept Capital from Burnham or 9.9% of the outstanding Corporation Securities.

As a result of the Agreement and the Board’s determination to designate Concept Capital as an Exempted Person, Concept Capital will be entitled, subject to the terms of the Rights Agreement, to increase its Beneficial Ownership of Corporation Securities up to the lesser of the aggregate number of Corporation Securities being transferred to Concept Capital in connection with the transfer of employment of the managing director or 9.9% of the outstanding Corporation Securities, without triggering the Rights Agreement. Upon completion of the transfer of the management of the Relevant Securities to Concept Capital, Burnham will no longer be entitled to such right.

The foregoing descriptions of these agreements and the Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of these agreements and the Rights Agreement, which are attached as Exhibit 10.1 through Exhibit 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02  Termination of a Material Definitive Agreement.

See the information set forth in Item 1.01 to this Current Report on Form 8-K.

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Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Letter Agreement, dated as of January 26, 2012, between EasyLink Services International Corporation and Concept Capital Holdings, LLC.

10.2	Letter Agreement, dated as of January 26, 2012, between EasyLink Services International Corporation and Burnham Asset Management Corp.

10.3	Stockholder Rights Agreement, dated as of August 25, 2009, between EasyLink Services International Corporation and American Stock Transfer and Trust Company, LLC, as rights agent, which includes the Form of the Certificate of Designations of the Series F Junior Participating Preferred Stock attached as Exhibit A thereto, the Form of Rights Certificate attached as Exhibit B thereto, and the Summary of Rights to Purchase Preferred Shares attached as Exhibit C thereto (Incorporated by reference to Exhibit 4.1 to the Company’s Report on Form 8-K (File No. 000-24996), dated August 25, 2009, as filed with the Securities and Exchange Commission on August 31, 2009).

10.4	Letter Agreement, dated as of November 4, 2010, between EasyLink Services International Corporation and Burnham Asset Management Corp. (Incorporated by reference to Exhibit 10.1 to the Company’s Report on Form 8-K (File No. 001-34446), dated November 1, 2010, as filed with the Securities and Exchange Commission on November 5, 2010).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASYLINK SERVICES INTERNATIONAL CORPORATION

By:	/s/ Glen E. Shipley
Glen E. Shipley Chief Financial Officer

Dated: January 27, 2012

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement, dated as of January 26, 2012, between EasyLink Services International Corporation and Concept Capital Holdings, LLC.

10.2	Letter Agreement, dated as of January 26, 2012, between EasyLink Services International Corporation and Burnham Asset Management Corp.

10.3	Stockholder Rights Agreement, dated as of August 25, 2009, between EasyLink Services International Corporation and American Stock Transfer and Trust Company, LLC, as rights agent, which includes the Form of the Certificate of Designations of the Series F Junior Participating Preferred Stock attached as Exhibit A thereto, the Form of Rights Certificate attached as Exhibit B thereto, and the Summary of Rights to Purchase Preferred Shares attached as Exhibit C thereto (Incorporated by reference to Exhibit 4.1 to the Company’s Report on Form 8-K (File No. 000-24996), dated August 25, 2009, as filed with the Securities and Exchange Commission on August 31, 2009).

10.4	Letter Agreement, dated as of November 4, 2010, between EasyLink Services International Corporation and Burnham Asset Management Corp. (Incorporated by reference to Exhibit 10.1 to the Company’s Report on Form 8-K (File No. 001-34446), dated November 1, 2010, as filed with the Securities and Exchange Commission on November 5, 2010).